As Filed with the Securities and Exchange Commission
                      on November 22, 1995

                                Securities Act File No. 33-95733
                       Investment Company Act File No. 811-

----------------------------------------------------------------

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                       -------------------

                            FORM N-2

Registration Statement Under The Securities Act of 1933     ( x )
               Pre-Effective Amendment No. ____             (   )
               Post-Effective Amendment No. ____            (   )
Registration Statement Under The Investment Company
   Act of 1940                                              ( x )
               Amendment No. ____                           (   )

                       -------------------

                           DECS TRUST
       (Exact Name of Registrant as Specified in Charter)

                    c/o Salomon Brothers Inc
                    Seven World Trade Center
                    New York, New York  10048
            (Address of Principal Executive Offices)

                 Registrant's Telephone Number,
              including Area Code:  (212) 783-7000

                        Peter B. Blanton
                      Salomon Brothers Inc
                    Seven World Trade Center
                    New York, New York  10048
             (Name and Address of Agent for Service)

                         With copies to:
                     Allan G. Sperling, Esq.
               Cleary, Gottlieb, Steen & Hamilton
                        One Liberty Plaza
                    New York, New York  10006
                         (212) 225-2000

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration
Statement.

     If any securities being registered on this form will be
offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than
securities offered in connection with a dividend reinvestment
plan, check the following box.   (   )


CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
----------------------------------------------------------------
                           Proposed
                           Maximum       Proposed
                           Offering       Maximum
                Amount       Price       Aggregate    Amount of
Title of        being         Per        Offering    Registration
Securities    Registered    Share(1)     Price (1)       Fee
-----------   ----------  ----------    -----------  ------------
DECS repre-
senting
shares of
beneficial     1,000,000
interest. . .    shares     $10.00      $10,000,000    $3,448.28
----------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a) may determine.

                           DECS TRUST
                      Cross-Reference Sheet
                  Parts A and B of Prospectus*

ITEM
NO. CAPTION                       PROSPECTUS CAPTION

1.  Outside Front Cover. . . . .  Front Cover Page

2.  Inside Front and Outside
    Back Cover Page. . . . . . .  Front Cover Page; Inside Front
                                  Cover Page

3.  Fee Table and Synopsis . . .  Prospectus Summary; Fees and
                                  Expenses

4.  Financial Highlights . . . .  Not Applicable

5.  Plan of Distribution . . . .  Front Cover Page; Prospectus
                                  Summary; Underwriting

6.  Selling Shareholders . . . .  Not Applicable

7.  Use of Proceeds. . . . . . .  Use of Proceeds; Investment
                                  Objectives and Policies

8.  General Description of
    the Registrant . . . . . . .  Front Cover Page; Prospectus
                                  Summary; The Trust; Investment
                                  Restrictions; Investment
                                  Objectives and Policies; Risk
                                  Factors Relating to DECS

9.  Management . . . . . . . . .  Management and Administration
                                  of the Trust

10. Capital Stock, Long-Term
    Debt and Other Securities;
    Federal Income Tax
    Considerations . . . . . . .  Description of DECS

11. Defaults and Arrears on
    Senior Securities. . . . . .  Not Applicable

12. Legal Proceedings. . . . . .  Not Applicable

13. Table of Contents of the
    Statement of Additional
    Information. . . . . . . . .  Not Applicable

14. Cover Page . . . . . . . . .  Not Applicable

15. Table of Contents. . . . . .  Not Applicable

16. General Information
    and History. . . . . . . . .  The Trust

17. Investment Objective
    and Policies . . . . . . . .  Investment Objectives and
                                  Policies; Investment
                                  Restrictions

18. Management . . . . . . . . .  Management and Administration
                                  of the Trust

19. Control Persons and
    Principal Holders of
    Securities . . . . . . . . .  Management and Administration
                                  of the Trust

20. Investment Advisory and
    Other Services . . . . . . .  Management and Administration
                                  of the Trust

21. Brokerage Allocation and
    Other Practices. . . . . . .  Investment Objectives and
                                  Policies

22. Tax Status . . . . . . . . .  Certain United States Federal
                                  Income Tax Considerations

23. Financial Statements . . . .  Statement of Assets and
                                  Liabilities

________________

* Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the N-2 Registration Statement.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission.
These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                      Subject to Completion
                        November 22, 1995


Prospectus
1,000,000 DECS SM
DECS TRUST

(Subject to Exchange into Shares of Common Stock, Par Value
$      Per Share, of Company)

The issue price (the "Initial Price") of each of the DECS (each, a "DECS") of the DECS Trust (the "Trust") being offered hereby
will be $          (the last sale price of the common stock, par
value $        per share (the "Common Stock"), of Company (the
"Company") on        , 1995, as reported on the New York Stock
Exchange Composite Tape).  Each of the DECS represents the right
to receive an annual distribution of $         , payable
quarterly on         ,         ,          and         , beginning
         , 1996, and will be mandatorily exchanged upon the
conclusion of the term of the Trust on                     , 1998
(the "Exchange Date") for between 0.8333 and 1.0 shares of Common Stock. The DECS are not subject to redemption prior to the Exchange Date.

The Trust is a newly organized Delaware business trust established to purchase and hold (i) a series of zero-coupon U.S. Treasury securities with face amounts and maturities corresponding to the distributions payable with respect to the DECS and the payment dates thereof and (ii) one or more forward purchase contracts (the "Contracts") with certain stockholders (the "Sellers") of the Company relating to the Common Stock.

The investment objectives of the Trust are to provide holders of
DECS with a quarterly distribution of $          per DECS over
the term of the Trust and to provide holders of DECS, at the Exchange Date, in exchange for each DECS, a number of shares of Common Stock at the Exchange Rate (as defined herein). The DECS are designed to provide investors with a higher yield than the current dividend yield on the Common Stock. However, there is no assurance that the yield on the DECS will be higher than the dividend yield on the Common Stock over the term of the Trust. The Exchange Rate is equal to, subject to certain adjustments,
(a) if the Exchange Price (as defined herein) is greater than or
equal to $          per share of Common Stock (the "Threshold
Appreciation Price"), 0.8333 shares of Common Stock per DECS, (b) if the Exchange Price is less than the Threshold Appreciation Price but is greater than the Initial Price, a fractional share of Common Stock per DECS so that the value thereof at the Exchange Price equals the Initial Price and (c) if the Exchange Price is less than or equal to the Initial Price, one share of Common Stock per DECS. The "Exchange Price" means the average Closing Price (as defined herein) per share of Common Stock on the 20 Trading Days (as defined herein) immediately prior to the Exchange Date, except as otherwise described herein.
Accordingly, the value of the Common Stock to be received by holders of the DECS at the Exchange Date will not necessarily equal the Initial Price. See "Investment Objectives and Policies."

See "Risk Factors Relating to DECS" beginning on page 15 for a discussion of certain factors that should be carefully considered by prospective purchasers.

The Trust has adopted a policy that the Contracts may not be disposed of during the term of the Trust. The Trust will continue to hold the Contracts despite any significant decline in the market price of the Common Stock or adverse changes in the financial condition of the Company.

Attached hereto as Appendix A is a prospectus of the Company relating to the shares of Common Stock that may be received by holders of DECS at the Exchange Date. The Company is not affiliated with the Trust, will not receive any of the proceeds from the sale of the DECS and will have no obligations with respect to the DECS. The Common Stock is listed on the New York
Stock Exchange ("NYSE") under the symbol "    ."

For a discussion of certain U.S. federal income tax consequences for holders of DECS, see "Certain United States Federal Income
Tax Considerations."

"DECS" is a service mark of Salomon Brothers Inc.

Application will be made to list the DECS on the NYSE under the
symbol "           ."  Prior to this offering there has been no
public market for the DECS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-----------------------------------------------------------------
                     Price to          Sales          Proceeds to
                      Public            Load           the Trust
Per DECS.....   $                 $                 $
Total(1).....   $                 $                 $
-----------------------------------------------------------------


(1) The Trust has granted to the Underwriter an option, exercisable within 30 days from the date hereof, to purchase
     up to an additional          DECS to cover over-allotments,
     if any. If the Underwriter exercises such option in full, the total Price to Public, Sales Load and Proceeds to the
     Trust will be $         , $          and $        ,
     respectively. See "Underwriting."


The DECS are offered subject to receipt and acceptance by the Underwriter, to prior sales and to the Underwriter's right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the DECS will be made at the office of Salomon Brothers Inc, Seven World Trade Center, New York, New York, or t11hrough the facilities of The Depository Trust Company, on or about
      , 1995.

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE DECS OR THE COMMON STOCK AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                      --------------------

Salomon Brothers Inc
-----------------------------------------------------------------
The date of this Prospectus is          , 1995.

                       PROSPECTUS SUMMARY

     The following is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

The Trust

     DECS Trust (the "Trust") is a newly organized Delaware business trust that will be registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust will have a term of three years that will expire on
   , 1998 (the "Exchange Date"). The Trust will be treated as a grantor trust for U.S. federal income tax purposes.

The Offering

     DECS representing shares of beneficial interest in the Trust are being offered for sale by Salomon Brothers Inc (the
"Underwriter") to the public at a purchase price of $        per
DECS (the "Initial Price") (the last sale price of the common
stock, par value $        per share (the "Common Stock"), of
Company (the "Company") on        , 1995, as reported on the New
York Stock Exchange Composite Tape). In addition, the Underwriter has been granted an option to purchase up to an
additional                     DECS to cover over-allotments, if
any.  See "Underwriting."

Purpose of the Trust

     The DECS are designed to provide investors (the "Holders") with a higher yield than the current dividend yield paid on the Common Stock, while also providing the opportunity for Holders to share in the appreciation, if any, of the Common Stock above the Threshold Appreciation Price (as defined below). The annual
calendar year distribution on the DECS is $         per DECS.
The annual fiscal year dividend currently paid per share of
Common Stock is $         .

     The yield on the DECS is higher than the current dividend yield on the Common Stock. However, there is no assurance that the yield on the DECS will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the DECS is less than the opportunity for equity appreciation afforded by an investment in the Common Stock because the value of the Common Stock to be received by Holders of the DECS upon mandatory exchange of such DECS at the Exchange Date (the "Amount Receivable at the Exchange Date") will only exceed the Initial Price if the Exchange Price (as defined herein) exceeds $ per share of Common Stock (the "Threshold Appreciation Price"), which represents an appreciation of 20% over the Initial Price. Moreover, Holders will only be entitled to receive upon exchange at the Exchange Date 83.33% of any appreciation of the value of the Common Stock in excess of the Threshold Appreciation Price.

Distributions

     The Holders are entitled to receive distributions at the
rate per DECS of $           per annum or $          per quarter,
payable quarterly on each          ,          ,           and
          or, if any such date is not a Business Day (as defined herein), on the next succeeding Business Day, to Holders of
record as of each          ,          ,            and          ,
respectively.  The first distribution will be payable on
         , 1996 to Holders of record as of          , 1996.  See
"Investment Objectives and Policies--Trust Assets."

Mandatory Exchange

     At the Exchange Date, each outstanding DECS will be exchanged for between 0.8333 and 1.0 shares of Common Stock, subject to adjustment in the event of certain dividends or distributions, subdivisions, splits, combinations, issuances of certain rights or warrants or distributions of certain assets with respect to the Common Stock. In the event of a merger of the Company into another entity, or the liquidation of the Company, or in certain related events, Holders would receive consideration in the form of cash, Marketable Common Stock (as defined under "Investment Objectives and Policies--The Contracts- -Dilution Adjustments; Reorganization Events") or a combination thereof, rather than shares of Common Stock. Additionally, the occurrence of certain defaults by the Sellers under the Contracts or the related collateral arrangements would cause the acceleration of the Contracts and the exchange of each DECS for the maximum amount of Common Stock, cash or a combination thereof, subject to such Contracts. See "Investment Objectives and Policies--The Contracts--Collateral Requirements of the Contracts; Acceleration."

Voting Rights

     The Holders have the right to vote on matters affecting the Trust, as described under "Description of DECS," but will not have voting rights with respect to the Common Stock prior to receipt of the Common Stock by the Holders as a result of the exchange of DECS for Common Stock at the Exchange Date. See "Investment Objectives and Policies--The Company."

Assets of the Trust; Investment Objectives and Policies

     The Trust will purchase and hold (i) a series of zero-coupon U.S. Treasury securities with face amounts and maturities corresponding to the distributions payable with respect to the DECS and the payment dates thereof comprising approximately 17% of the initial net assets of the Trust and (ii) one or more forward purchase contracts (the "Contracts") with certain existing stockholders (the "Sellers") of the Company relating to the Common Stock comprising approximately 83% of the initial net
assets of the Trust.   The Trust's investment objective is to
provide each Holder with a quarterly distribution of $ per DECS over the term of the Trust, equal to the pro rata portion of the quarterly cash distributions from the U.S. Treasury securities. It is also the Trust's investment objective to provide each Holder, at the Exchange Date, in exchange for each DECS, a number of shares of Common Stock at the Exchange Rate. The Exchange Rate is equal to, subject to certain adjustments, (a) if the Exchange Price (as defined herein) is greater than or equal to the Threshold Appreciation Price, 0.8333 shares of Common Stock per DECS, (b) if the Exchange Price is less than the Threshold Appreciation Price but is greater than the Initial Price, a fractional share of Common Stock per DECS so that the value thereof at the Exchange Price equals the Initial Price and (c) if the Exchange Price is less than or equal to the Initial Price, one share of Common Stock per DECS. Holders otherwise entitled to receive fractional shares of Common Stock in respect of their aggregate holdings of DECS will receive cash in lieu thereof. See "Investment Objectives and Policies--The Contracts" and "--Delivery of Shares of Common Stock; No Fractional Shares of Common Stock."

     The Trust will enter into Contracts with the Sellers obligating the Sellers, severally and not jointly, at the
Exchange Date, to deliver to the Trust               shares of
Common Stock in the aggregate, except that (i) if the Exchange Price per share of Common Stock is greater than or equal to the Threshold Appreciation Price, each Seller will be obligated to deliver under its Contract a number of shares of Common Stock equal to the product of 0.8333 times the initial number of shares of Common Stock subject to such Contract, (ii) if the Exchange Price per share of Common Stock is less than the Threshold Appreciation Price but greater than the Initial Price, each Seller will be obligated to deliver under its Contract a number of shares of Common Stock with an aggregate value equal to the product of the Initial Price times the initial number of shares of Common Stock subject to such Contract and (iii) if the Exchange Price per share of Common Stock is less than or equal to the Initial Price, each Seller will be obligated to deliver under its contract a number of shares of Common Stock equal to the initial number of shares of Common Stock subject to such Contract. This provides the Trust with the opportunity to share in the appreciation, if any, of the Common Stock above the Threshold Appreciation Price. The purchase price under the
Contracts is equal to $               per share of Common Stock
and $               in the aggregate and is payable to the
Sellers by the Trust on the closing of this offering.

     The obligations of each Seller under its Contract will be secured by a pledge of 1.0 share of Common Stock for each share subject to the Contract or, at the election of the Sellers, by substitute collateral consisting of U.S. Government securities. See "Investment Objectives and Policies--The Contracts-- Collateral Requirements of the Contracts; Acceleration."

Certain United States Federal Income Tax Considerations

     There are no regulations, published rulings or judicial decisions addressing the characterization for federal income tax purposes of securities with terms substantially the same as the DECS. The Trust intends to treat a DECS for U.S. federal income tax purposes as a beneficial interest in a grantor trust that holds zero coupon U.S. Treasury securities and Contracts, and to report Holders' income to the Internal Revenue Service in accordance with this treatment. Under this approach, the tax consequences of holding a DECS will be as described below and as described in "Certain United States Federal Income Tax Considerations." Prospective investors in the DECS should be aware that the Internal Revenue Service might take a different view as to the proper characterization of the DECS and of the tax consequences to a Holder.

     The U.S. Treasury securities held by the Trust will be treated for U.S. federal income tax purposes as having "original issue discount" that will accrue over the term of the U.S. Treasury securities. It is currently anticipated that a substantial portion of each quarterly cash distribution to the Holders will be treated as a tax-free return of the Holders' costs of the U.S. Treasury securities and therefore will not be considered current income for U.S. federal income tax purposes. However, a Holder (whether on the cash or accrual method of tax accounting) must recognize currently as income original issue discount on the U.S. Treasury securities as it accrues.

     A Holder will not recognize income, gain or loss upon the Trust's entry into the Contracts and will not recognize income, gain or loss with respect to the Contracts over their term. Prospective investors in the DECS should be aware that it is possible that the Internal Revenue Service will assert that a Holder should include in income over the term of the Contracts additional amounts which together with the original issue discount on such Holder's pro rata portion of the U.S. Treasury securities should not exceed the aggregate amount of the quarterly cash distributions to such Holder.

     The delivery of Common Stock to the Trust pursuant to the Contracts will not be taxable to the Holders. The distribution of Common Stock upon the termination of the Trust will not be taxable to the Holders. A Holder will have taxable gain or loss upon receipt of cash in lieu of fractional shares of Common Stock distributed upon termination of the Trust. Each Holder's aggregate basis in its shares of Common Stock will be equal to its basis in its pro rata portion of the Contracts less the portion of such basis allocable to pay any fractional shares of Common Stock for which cash is received.

The Company

     The Company is (description).

     Attached hereto as Appendix A is a prospectus of the Company which describes the Company and the Common Stock to be delivered to the Holders upon mandatory exchange of the DECS at the Exchange Date. The Company is not affiliated with the Trust, will not receive any of the proceeds from the sale of the DECS and will have no obligations with respect to the DECS. The prospectus of the Company is being attached hereto and delivered to prospective purchasers of DECS together with this Prospectus for convenience of reference only. The prospectus of the Company does not constitute a part of this Prospectus, nor is it incorporated by reference herein.

Management and Administration of the Trust

     The Trust will be internally managed and will not have an investment adviser. The administration of the Trust will be overseen by three Trustees. The day-to-day administration of the
Trust will be carried out by                          (or its
successor) as trust administrator (the "Administrator").
                    (or its successor) will also act as custodian for the Trust's assets (the "Custodian") and as paying agent, registrar and transfer agent (the "Paying Agent") with respect to the DECS. Except as aforesaid, and except for its role as Collateral Agent under the Trust's Collateral Agreements (see "Investment Objectives and Policies--The Contracts--Collateral Requirements of the Contracts; Acceleration"),
                          has no other affiliation with, and is
not engaged in any other transaction with, the Trust.

Term of the Trust

     The Trust will terminate automatically on or shortly after the Exchange Date. Promptly after the Exchange Date the shares of Common Stock to be exchanged for the DECS and other remaining Trust assets, if any, will be distributed pro rata to Holders. See "Investment Objectives and Policies--Trust Termination."

Risk Factors

     The Trust has adopted a policy that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to their respective maturities. The Trust will continue to hold the Contracts despite any significant decline in the market price of the Common Stock or adverse changes in the financial condition of the Company.

     The yield on the DECS is higher than the current dividend yield on the Common Stock. However, there is no assurance that the yield on the DECS will be higher than the dividend yield on the Common Stock over the term of the Trust.

     The Amount Receivable at the Exchange Date is not fixed, but is based on the market price of the Common Stock as specified in the Exchange Rate. There can be no assurance that the Amount Receivable at the Exchange Date will be equal to or greater than the Initial Price of the DECS. For example, if the Exercise Price is less than the Initial Price, the Amount Receivable at the Exchange Date would be less than the amount paid for the DECS, in which case an investment in DECS would result in a loss.

     In addition, the opportunity for equity appreciation afforded by an investment in the DECS is less than the opportunity for equity appreciation afforded by an investment in the Common Stock because the Amount Receivable at the Exchange Date will only exceed the Initial Price if the Exchange Price exceeds the Threshold Appreciation Price, which represents an appreciation of 20% over the Initial Price. Moreover, Holders will only be entitled to receive upon exchange at the Exchange Date 83.33% of any appreciation of the value of the Common Stock in excess of the Threshold Appreciation Price. Because the market price of the Common Stock is subject to market fluctuations, the Amount Receivable at the Exchange Date may be more or less than the Initial Price of the DECS.

     The Trust is classified as a "non-diversified" investment company under the Investment Company Act. Consequently, the Trust is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. Since the only securities held by the Trust will be the U.S. Treasury securities and the Contracts, the Trust may be subject to greater risk than would be the case for an investment company with more diversified investments.

     The trading prices of the DECS in the secondary market will be directly affected by the trading prices of the Common Stock in the secondary market. Trading prices of Common Stock will be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions.

     Holders of the DECS will not be entitled to any rights with respect to the Common Stock (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) unless and until such time, if any, as the Sellers shall have delivered shares of Common Stock for DECS at the Exchange Date.

Listing

     Application will be made to list the DECS on the New York
Stock Exchange ("NYSE") under the symbol "                   ."


                        FEES AND EXPENSES

     The public offering price of the DECS includes an underwriting discount payable by the Trust to the Underwriter of
    %.  Estimated organization costs of the Trust in the amount
of $          and estimated costs of the Trust in connection with
the initial registration and public offering of the DECS in the
amount of $        will be paid by Salomon Brothers Inc
("Salomon") at the closing of this offering. In addition, each of the Administrator, the Custodian and the Paying Agent, and each Trustee will be paid by Salomon at the closing of this offering a one-time, up-front amount in respect of its ongoing fees and, in the case of the Administrator, anticipated expenses
of the Trust (estimated to be $           in the aggregate) over
the term of the Trust. Salomon has also agreed to pay any on-going expenses of the Trust in excess of these estimated amounts and to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. Salomon will be reimbursed by the Sellers for all fees and expenses of the Trust and all reimbursements of indemnifications paid by it. See "Management and Administration of the Trust--Estimated Expenses."

     Regulations of the Securities and Exchange Commission (the "Commission") applicable to closed-end investment companies designed to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly require the presentation of Trust expenses in the following format. Because the Trust will not bear any ongoing fees or expenses, investors will not bear any direct expenses and the only expense which investors might be considered to be bearing indirectly is the proportion of the Sales Load applicable to their DECS which is payable by the Trust to the Underwriter from the proceeds of the offering.


Investor transaction expenses
  Sales load (as a percentage of
   offering price) . . . . . . . . . . . . .               %
                                                       =====
Annual Expenses
  Management Fees. . . . . . . . . . . . . .              0%
  Other Expenses . . . . . . . . . . . . . .              0%
                                                       -----
     Total Annual Expenses . . . . . . . . .              0%
                                                       =====

     Commission regulations also require that closed-end investment companies present an illustration of cumulative expenses (both direct and indirect) that an investor would bear. The example is required to factor in the applicable Sales Load and to assume, in addition to a 5% annual return, the reinvestment of all distributions at net asset value. Investors should note that the assumption of a 5% annual return does not accurately reflect the financial terms of the Trust. See "Investment Objectives and Policies--Trust Assets." Additionally, the Trust does not permit the reinvestment of distributions.


                                               1 Year    3 Years
                                               ------    -------
You would pay the following expenses
(i.e., the applicable sales load)
on a $1,000 investment, assuming a
5% annual return . . . . . . . . . . . .       $         $

                            THE TRUST

     DECS Trust is a newly organized Delaware business trust and will be registered as a closed-end management investment company under the Investment Company Act. The Trust was formed on November 21, 1995 pursuant to a Declaration of Trust dated as of November 21, 1995 (the "Declaration of Trust").

                         USE OF PROCEEDS

     The net proceeds of this offering will be used to purchase a fixed portfolio comprised of a series of zero-coupon U.S.
Treasury securities with face amounts and maturities corresponding to the distributions payable with respect to the DECS and the payment dates thereof and to pay the purchase price under the Contracts to the Sellers.

               INVESTMENT OBJECTIVES AND POLICIES

Trust Assets

     The Trust's investment objectives are to provide Holders
with a quarterly distribution of $                    per DECS
and to provide Holders, at the Exchange Date, in exchange for each DECS, a number of shares of Common Stock at the Exchange Rate (as defined below). The Exchange Rate is equal to, subject to certain adjustments, (a) if the Exchange Price (as defined herein) is greater than or equal to the Threshold Appreciation Price, 0.8333 shares of Common Stock per DECS, (b) if the Exchange Price is less than the Threshold Appreciation Price but is greater than the Initial Price, a fractional share of Common Stock per DECS so that the value thereof at the Exchange Price equals the Initial Price and (c) if the Exchange Price is less than or equal to the Initial Price, one share of Common Stock per DECS. There can be no assurance that the Amount Receivable at the Exchange Date will be equal to or greater than the Initial Price of the DECS. If the Exchange Price of the Common Stock is less than the Initial Price, the Amount Receivable at the Exchange Date will be less than the amount paid for the DECS, in which case an investment in DECS will result in a loss. The numbers of shares of Common Stock per DECS specified in clauses
(a) and (c) of the Exchange Rate are hereinafter referred to as the "Share Components." Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of DECS will receive cash in lieu thereof. See "--Delivery of Shares of Common Stock; No Fractional Shares of Common Stock" below. Notwithstanding the foregoing, (i) in the case of certain dilution events, the Exchange Rate will be subject to adjustment and (ii) in the case of certain reorganization events, the consideration received by Holders at the Exchange Date will be cash or Marketable Common Stock (as defined herein) or a combination thereof, rather than shares of Common Stock. See "-- The Contracts--Dilution Adjustments; Reorganization Events" below.

     The Trust has adopted a fundamental policy to invest at least 65% of its portfolio in the Contracts. The Contracts will comprise 83% of the Trust's initial assets. The Trust has also adopted a fundamental policy that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to their respective maturities. The foregoing fundamental policies of the Trust may not be changed without the vote of a majority in interest of the Holders.

     The "Exchange Price" means the average Closing Price per share of Common Stock on the 20 Trading Days immediately prior to (but not including) the Exchange Date; provided, however, that if there are not 20 Trading Days for the Common Stock following the 60th calendar day immediately prior to, but not including, the Exchange Date, the Exchange Price shall be defined as the market value per share of the Common Stock as of the Exchange Date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Sellers. The "Closing Price" of any security on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of such security on the NYSE on such date or, if such security is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal U.S. securities exchange on which such security is so listed, or if such security is not so listed on a U.S. national or regional securities exchange, as reported by The NASDAQ National Market, or, if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization. A "Trading Day" is defined as a day on which the security the Closing Price of which is being determined (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.

     For illustrative purposes only, the following chart shows the number of shares of Common Stock that a Holder would receive for each DECS at various Exchange Prices. The chart assumes that there would be no adjustments to the Exchange Rate by reason of the occurrence of any of the events described under "--The Contracts--Dilution Adjustments; Reorganization Events" below. There can be no assurance that the Exchange Price will be within the range set forth below. Given the Initial Price of $
per DECS and a Threshold Appreciation Price of $      , a Holder
would receive at the Exchange Date the following number of shares of Common Stock per DECS:


          Exchange Price of        Number of Shares of
            Common Stock              Common Stock


     The following table sets forth information regarding the distributions to be received on the U.S. Treasury securities held by the Trust, the portion of each year's distributions that will constitute a return of capital for U.S. federal income tax purposes and the amount of original issue discount accruing on the U.S. Treasury securities with respect to a Holder who acquires its DECS at the issue price from an Underwriter pursuant to the original offering. See "Certain United States Federal Income Tax Considerations."


                                                     Annual
                       Annual Gross                  Inclusion of
        Annual Gross   Distributions                 Original
        Distributions  from U.S.      Annual         Issue
        from           Treasury       Return         Discount
        U.S. Treasury  securities     of Capital     in Income
        securities     per DECS       per DECS       per DECS
        -------------  -------------  -------------  --------------
Year
------

1996    $              $              $              $

1997

1998


     The annual distribution of $               per DECS is
payable quarterly on each            ,          ,            and
          , commencing                      , 1996.  Quarterly
distributions on the DECS will consist solely of the cash received from the U.S. Treasury securities. The Trust will not be entitled to any dividends that may be declared on the Common Stock.

Enhanced Yield; Less Potential for
Equity Appreciation than Common Stock

     The yield on the DECS is higher than the current dividend yield on the Common Stock. However, there is no assurance that the yield on the DECS will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the DECS is less than the opportunity for equity appreciation afforded by an investment in the Common Stock because the Amount Receivable at the Exchange Date will only exceed the Initial Price if the Exchange Price exceeds the Threshold Appreciation Price, which represents an appreciation of 20% of the Initial Price. Moreover, Holders will only be entitled to receive upon exchange at the Exchange Date 83.33% (the percentage equal to the Initial Price divided by the Threshold Appreciation Price) of any appreciation of the value of the Common Stock in excess of the Threshold Appreciation Price.


The Company
(description of the Company)

     Holders will not be entitled to rights with respect to the Common Stock (including, without limitation, voting rights and rights to receive dividends or other distributions in respect thereof) until receipt of the Common Stock by the Holders as a result of the exchange of the DECS for Common Stock at the Exchange Date.

     Attached hereto as Appendix A is a prospectus of the Company which describes the Company and the Common Stock to be delivered to the Holders upon mandatory exchange of the DECS at the Exchange Date.

     The shares of Common Stock are traded on the NYSE. The following table sets forth, for the indicated periods, the reported high and low sales prices of the shares of Common Stock on the NYSE Composite Tape and the cash dividends per share of
Common Stock. As of                       , 1995, there were
    record holders of the Common Stock, including The Depository Trust Company (the "Depositary") which holds shares of Common Stock on behalf of an indeterminate number of beneficial owners.

                   High           Low              Dividend Per
                                                   Share

1994               $              $                $
  1st Quarter
  2nd Quarter
  3rd Quarter
  4th Quarter
1995
  1st Quarter
  2nd Quarter
  3rd Quarter
  4th Quarter
  (through _____,
     1995)

     The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, the Company files reports, proxy and information statements and other information with the Securities and Exchange Commission (the "Commission"). Copies of such material can be inspected and copied at the public reference facilities maintained by the Commission at the addresses specified under "Available Information" in the prospectus of the Company attached hereto. Reports, proxy and information statements and other information concerning the Company may also be inspected at the offices of the NYSE.

     The Company is not affiliated with the Trust, will not receive any of the proceeds from the sale of the DECS and will have no obligations with respect to the DECS. This Prospectus relates only to the DECS offered hereby and does not relate to the Company or the Common Stock. The Company has filed a registration statement on Form S-3 with the Commission with respect to the shares of Common Stock to be received by a Holder of DECS at the Exchange Date. The prospectus of the Company constituting a part of such registration statement includes information relating to the Company and Common Stock, including certain risk factors relevant to an investment in Common Stock. The prospectus of the Company is being attached hereto and delivered to prospective purchasers of DECS together with this Prospectus for convenience of reference only. The prospectus of the Company does not constitute a part of this Prospectus, nor is it incorporated by reference herein.

The Contracts

     General. The Trust will enter into one or more Contracts with the Sellers obligating each Seller, severally and not jointly, at the Exchange Date to deliver to the Trust a number of shares of Common Stock equal to the initial number of shares of Common Stock subject to such Seller's Contract, except that (i) if the Exchange Price per share of Common Stock is greater than or equal to the Threshold Appreciation Price, each such Seller will be obligated to deliver under its Contract a number of shares of Common Stock equal to the product of 0.8333 times the initial number of shares of Common Stock subject to such Contract, (ii) if the Exchange Price per share of Common Stock is less than the Threshold Appreciation Price but greater than the Initial Price, each such Seller will be obligated to deliver under its Contract a number of shares of Common Stock with an aggregate value equal to the product of the Initial Price times the initial number of shares of Common Stock subject to such Contract and (iii) if the Exchange Price per share of Common Stock is less than or equal to the Initial Price, each such Seller will be obligated to deliver under its Contract a number of shares of Common Stock equal to the initial number of shares of Common Stock subject to such Contract. The purchase price
under the Contracts is equal to $       per share of Common Stock
and $       in the aggregate and is payable to the Sellers by the
Trust on the closing of this offering. The purchase price of the Contracts was arrived at by arms' length negotiations between the Trust and the Sellers taking into consideration factors including the price, expected dividend level and volatility of the Common Stock, current interest rates, the term of the Contracts, current market volatility generally, the collateral security pledged by the Sellers, the value of other similar instruments and the costs and anticipated proceeds of the offering of the DECS. All matters relating to the administration of the Contracts will be the responsibility of either the Trust's Administrator or Custodian.

     Dilution Adjustments; Reorganization Events. The Exchange Rate is subject to adjustment if the Company shall (i) pay a stock dividend or make a distribution with respect to Common Stock in shares of such stock, (ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares, (iii) combine the outstanding shares of Common Stock into a smaller number of shares, (iv) issue by reclassification (other than a reclassification upon a Reorganization Event, described in the following paragraph) of shares of Common Stock any shares of common stock of the Company, (v) issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the then current market price of the Common Stock (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest), or (vi) pay a dividend or make a distribution to all holders of Common Stock of evidences of its indebtedness or other assets (excluding any stock dividends or distributions referred to in clause (i) above, any shares of common stock issued pursuant to a reclassification referred to in clause (iv) above or any cash dividends other than any Extraordinary Cash Dividends (as defined below)) or issue to all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (other than those referred to in clause (v) above (any such event described in clause (i), (ii), (iii), (iv), (v) or (vi), a "Dilution Event").

     In the case of the events referred to in clauses (i), (ii),
(iii) and (iv) above, the Exchange Rate shall be adjusted by adjusting each of the Share Components of the Exchange Rate in effect immediately prior to such event so that a Holder of any DECS shall be entitled to receive, upon exchange of such DECS at the Exchange Date pursuant to either Share Component of the Exchange Rate, the number of shares of Common Stock (or in the case of a reclassification referred to in clause (iv) above, the number of shares of other common stock of the Company issued pursuant thereto) which such Holder would have owned or been entitled to receive immediately following such event had such DECS been Exchanged pursuant to either Share Component of the Exchange Rate immediately prior to such event or any record date
with respect thereto.   In the case of the event referred to in
clause (v) above, the Exchange Rate shall be adjusted by multiplying each of the Share Components in the Exchange Rate in effect immediately prior to the date of issuance of the rights or warrants referred to in clause (v) above, by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at the market price (determined as the average Closing Price per share of Common Stock on the 20 Trading Days immediately prior to the date such rights or warrants are issued; provided, however, that if there are not 20 Trading Days for such Common Stock following the 60th calendar day immediately prior to such date, such market price shall be determined as the market value per share of such Common Stock as of such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Sellers), which shall be determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such market price. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exchange Rate shall be readjusted to the Exchange Rate which would then be in effect had such adjustments for the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock actually delivered. In the case of the event referred to in clause (vi) above, the Exchange Rate shall be adjusted by multiplying each of the Share Components in the Exchange Rate in effect on the record date, by a fraction of which the numerator shall be determined as the market price per share of Common Stock on the record date for the determination of stockholders entitled to receive the dividend or distribution referred to in clause (vi) above (such market price being determined as the average Closing Price per share of Common Stock on the 20 Trading Days immediately prior to such record date; provided, however, that if there are not 20 Trading Days for such Common Stock following the 60th calendar day immediately prior to such record date, such market price shall be determined as the market value per share of such Common Stock as of such record date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Sellers), and of which the denominator shall be such market price per share of Common Stock less the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a resolution adopted with respect thereto) as of such record date of the portion of the assets or evidences of indebtedness to be distributed or of such subscription rights or warrants applicable to one share of Common Stock. An "Extraordinary Cash Dividend" means, with respect to any consecutive 12-month period, all cash dividends on the Common Stock during such period to the extent such dividends exceed on a per share basis 10% of the average Closing Price of the Common Stock over such period (less any such dividends for which a prior adjustment to the Exchange Rate was previously made). All adjustments to the Exchange Rate will be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of the foregoing are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Exchange Rate pursuant to clauses (i), (ii), (iii),
(iv), (v), (vi) above, an adjustment will also be made to the Exchange Price solely to determine which of clauses (a), (b) or
(c) of the Exchange Rate will apply at the Exchange Date. The required adjustment to the Exchange Price will be made by multiplying the Exchange Price by the number or fraction determined pursuant to the Exchange Rate adjustment procedure described above. In the case of the reclassification of any shares of Common Stock into any shares of common stock of the Company other than the Common Stock, such shares of common stock shall be deemed shares of Common Stock solely to determine the Exchange Price and to apply the Exchange Rate at the Exchange Date. Each such adjustment to the Exchange Rate shall be made successively.

     In the event of (A) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company (a "Company Successor"), with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation), (B) any sale, transfer, lease or conveyance to another corporation of the property of the Company or any Company Successor as an entirety or substantially as an entirety, (C) any statutory exchange of securities of the Company or any Company Successor with another corporation (other than in connection with a merger or acquisition) or (D) any liquidation, dissolution or winding up of the Company or any Company Successor (any such event described in clause (A), (B), (C) or (D), a "Reorganization Event"), Holders will receive for each DECS at the Exchange Date, in lieu of shares of Common Stock, as described above, cash in an amount equal to (a) if the Transaction Value (as defined below) is less than the Threshold Appreciation Price but equal to or greater than the Initial Price, the Initial Price, (b) if the Transaction Value is greater than or equal to the Threshold Appreciation Price, 0.8333 multiplied by the Transaction Value and (c) if the Transaction Value is less than or equal to the Initial Price, the Transaction Value.

     Notwithstanding the foregoing, to the extent that any Marketable Common Stock (as defined below) is received in such Reorganization Event, then in lieu of delivering cash as provided above, the Sellers may at their option deliver a proportional amount of such Marketable Common Stock. If a Seller elects to deliver Marketable Common Stock, Holders will be responsible for the payment of any and all brokerage and other transaction costs upon the sale of such Marketable Common Stock.

     "Transaction Value" means (i) for any cash received in any such Reorganization Event, the amount of cash received per share of Common Stock, (ii) for any property other than cash or Marketable Common Stock received in any such Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of such property received per share of Common Stock as determined by a nationally recognized independent investment banking firm retained for this purpose by the Sellers and (iii) for any Marketable Common Stock received in any such Reorganization Event, an amount equal to the average Closing Price per share of such securities on the 20 Trading Days immediately prior to the Exchange Date multiplied by the number of shares of such Marketable Common Stock received for each share of Common Stock; provided, however, that in the case of clause
(iii), if there are not 20 Trading Days for such Marketable Common Stock following the 60th calendar day immediately prior to the Exchange Date, Transaction Value means the market value per share of such Marketable Common Stock as at the Exchange Date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Sellers multiplied by the number of shares of such Marketable Common Stock received for each share of Common Stock.

     No adjustments will be made for certain other events, such as offerings of Common Stock by the Company for cash or in connection with acquisitions. Likewise, no adjustments will be made for any sales of Common Stock by the Sellers.

     The Trust is required, within ten Business Days following the occurrence of a Dilution Event or a Reorganization Event (or if the Trust is not aware of such occurrence, as soon as practicable after becoming so aware), to provide written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth, in the case of a Reorganization Event, the change in consideration to be received by Holders at the Exchange Date, and, in the case of a Dilution Event, the adjusted Exchange Rate and the method by which the adjustment to the Exchange Rate was determined; provided, however, that, in respect of any adjustment to the Exchange Price, such notice will only disclose the factor by which the Exchange Price is to be multiplied in order to determine which clause of the Exchange Rate definition will apply at the Exchange Date. "Business Day" means any day that is not a Saturday, a Sunday or a day on which the NYSE or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.

     Collateral Requirements of the Contracts; Acceleration.
Each Seller's obligations under its Contract will be secured by a security interest in 1.0 share of Common Stock for each share of Common Stock subject to such Contract (subject to adjustment in accordance with the dilution provisions of such Contract), pursuant to a Collateral Agreement among such Seller, the Trust
and                , as collateral agent (the "Collateral
Agent"). Unless a Seller is in default in its obligations under the Collateral Agreement, the Seller will be permitted to substitute for the pledged shares of Common Stock collateral consisting of short-term, direct obligations of the U.S. Government. Any U.S. Government obligations pledged as substitute collateral for shares of Common Stock will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% of the product of the market price of the Common Stock at the time of each valuation times the number of shares of Common Stock for which such obligations are being substituted. Each Collateral Agreement will provide that, in the event of a Reorganization Event, the relevant Seller will pledge as alternative collateral any Marketable Common Stock, plus cash in an amount at least equal to the Transaction Value of any consideration other than Marketable Common Stock, received by it in respect of the maximum number of shares of Common Stock subject to such Seller's Contract at the time of the Reorganization Event. The number of shares of Marketable Common Stock required to be pledged shall be subject to adjustment if any event requiring a dilution adjustment under the Contracts shall occur. Each Seller will be permitted to substitute U.S. Government obligations for Marketable Common Stock or cash pledged after any Reorganization Event. Any U.S. Government obligations so substituted will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of: (A) in the case of obligations substituted for pledged shares of Marketable Common Stock, not less than 150% of the product of the market price per share of Marketable Common Stock at the time of each valuation times the number of shares of Marketable Common Stock for which such obligations are being substituted; and (B) in the case of obligations substituted for pledged cash, not less than 105% of the amount of cash for which such obligations are being substituted. The Collateral Agent will promptly pay over to each Seller any dividends, interest, principal or other payments received by the Collateral Agent in respect of any collateral, including any substitute collateral, unless the relevant Seller is in default of its obligations under its Collateral Agreement, or unless the payment of such amount to the relevant Seller would cause the collateral to become insufficient under the Collateral Agreement.

     The occurrence of a Collateral Event of Default (as defined below) under any Collateral Agreement, or the bankruptcy or insolvency of any Seller, will cause an automatic acceleration of each Seller's obligations under each Contract. In any such event, each Seller will become obligated to deliver the maximum number of shares of Common Stock (or, after a Reorganization Event, Marketable Common Stock or cash or a combination thereof) subject to such Contract. A "Collateral Event of Default" under any Collateral Agreement shall mean, at any time, (A) if no U.S. Government obligations shall be pledged as substitute collateral at such time, failure of the collateral to consist of at least the maximum number of shares of Common Stock subject to the relevant Seller's Contract at such time (or, if a Reorganization Event shall have occurred at or prior to such time, failure of the collateral to include the amount of cash and the maximum number of shares of any Marketable Common Stock required to be pledged as described above); (B) if any U.S. Government obligations shall be pledged as substitute collateral for shares of Common Stock (or shares of Marketable Common Stock) at such time, failure of such U.S. Government obligations to have a market value at such time of at least 150% of the market price of the Common Stock (or the then-current market price per share of Marketable Common Stock, as the case may be) times the difference between (x) the maximum number of shares of Common Stock (or shares of Marketable Common Stock) subject to the relevant Seller's Contract at such time and (y) the number of shares of Common Stock (or shares of Marketable Common Stock) pledged as collateral at such time; and (C) if any U.S. Government obligations shall be pledged as substitute collateral for any cash at such time, failure of such U.S. Government obligations to have a market value at such time of at least 105% of such cash, if such failure shall not be cured within one Business Day after notice thereof is delivered to the relevant Seller.

     Upon any acceleration, the Collateral Agent will distribute to the Trust for distribution pro rata to the Holders, with respect to each Seller's Contract the maximum number of shares of Common Stock subject to such Contract, in the form of the shares of Common Stock then pledged by that Seller, or cash generated from the liquidation of U.S. Government obligations then pledged by that Seller, or a combination thereof (or, after a Reorganization Event, in the form of Marketable Common Stock then pledged, cash then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof). In addition, in the event that by the Exchange Date any substitute collateral has not been replaced by shares of Common Stock (or, after a Reorganization Event, cash or Marketable Common Stock) sufficient to meet the obligations under any Contract, the Collateral Agent will distribute to the Trust for distribution pro rata to the Holders, with respect to such Contract, the market value of the shares of Common Stock required to be delivered thereunder, in the form of any shares of Common Stock then pledged by the relevant Seller plus cash generated from the liquidation of U.S. Government obligations then pledged by such Seller (or, after a Reorganization Event, the market value of the alternative consideration required to be delivered thereunder, in the form of any Marketable Common Stock then pledged, plus any cash then pledged, plus cash generated from the liquidation of U.S. Government obligations then pledged).

     Description of Sellers. The Sellers may be institutional investors or individuals or trusts, foundations or other entities through which such individuals hold their shares of Common Stock. A brief description of the Sellers will be added by amendment. Specific information on the holdings of the Sellers, as required by the Securities Act of 1933, as amended (the "Securities Act"), will be included in the prospectus of the Company attached hereto.

Temporary Investments

     For cash management purposes, the Trust may invest the proceeds of the U.S. Treasury securities held by the Trust and any other cash held by the Trust in short-term obligations of the U.S. Government maturing no later than the Business Day preceding the next following distribution date.

Trust Termination

     The Trust will terminate on or shortly after the Exchange
Date.

     In the event that the Contracts are accelerated, then any U.S. Treasury securities held by the Trust will be liquidated by the Administrator and the proceeds thereof distributed pro rata to the Holders, together with the maximum number of shares of Common Stock subject to each Seller's Contract in the form of the shares of Common Stock then pledged by that Seller, or cash generated from the liquidation of U.S. Government obligations then pledged by that Seller, or a combination thereof (or, after a Reorganization Event, in the form of Marketable Common Stock then pledged, cash then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof ), and the term of the Trust will expire. See "--The Contracts--Collateral Requirements of the Contracts;
Acceleration" above.

Delivery of Shares of Common Stock; No Fractional Shares of
Common Stock

     Shares of Common Stock for which the DECS will be exchanged at the Exchange Date are expected to be delivered shortly after the Exchange Date. Each Holder will receive the greatest number of whole shares of Common Stock allocable to its DECS, plus the cash value, based on the Exchange Price, of any fractional shares of Common Stock.

                     INVESTMENT RESTRICTIONS

     The Trust has adopted a fundamental policy that the Trust may not purchase any securities or instruments other than the U.S. Treasury securities, the Contracts and the Common Stock or other assets received pursuant to the Contracts and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the DECS; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; or make loans. The Trust has also adopted a fundamental policy that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities may not be disposed of prior to their respective maturities.

                  RISK FACTORS RELATING TO DECS

Internal Management; No Portfolio Management

     The Trust will be internally managed by its Trustees and will not have any separate investment adviser. It is a fundamental policy of the Trust that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to their respective maturities. As a result, the Trust will continue to hold the Contracts despite any significant decline in the market price of the Common Stock or adverse changes in the financial condition of the Company. The Trust will not be managed like a typical closed-end investment company.

Relationship to Common Stock; Limitations on
Opportunity for Equity Appreciation; Potential Losses

     The yield on the DECS is higher than the current dividend yield on the Common Stock. However, there is no assurance that the yield on the DECS will be higher than the dividend yield on the Common Stock over the term of the Trust.

     The Amount Receivable at the Exchange Date is not fixed, but is based on the market price of the Common Stock as specified in the Exchange Rate. There can be no assurance that the Amount Receivable at the Exchange Date will be equal to or greater than the Initial Price of the DECS. For example, if the Exercise Price is less than the Initial Price, the Amount Receivable at the Exchange Date would be less than the amount paid for the DECS, in which case an investment in DECS would result in a loss.

     In addition, the opportunity for equity appreciation afforded by an investment in the DECS is less than the opportunity for equity appreciation afforded by an investment in the Common Stock because the Amount Receivable at the Exchange Date will only exceed the Initial Price if the Exchange Price exceeds the Threshold Appreciation Price, which represents an appreciation of 20% over the Initial Price. Moreover, Holders will only be entitled to receive upon exchange at the Exchange Date 83.33% of any appreciation of the value of the Common Stock in excess of the Threshold Appreciation Price.
It is impossible to predict whether the price of the Common Stock will rise or fall. Trading prices of Common Stock will be influenced by the Company's operational results and by complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchange on which Common Stock is traded and the market segment of which the Company is a part. See the prospectus relating to the Company and to the Common Stock attached hereto as Appendix A. Trading prices of the Common Stock also may be influenced if any of the Sellers or another principal shareholder of the Company hereafter issues securities with terms similar to those of the DECS or otherwise transfers shares of the Common Stock. As of
the date hereof, the Sellers held an aggregate of          shares
of Common Stock,          shares of which (          shares if
the Underwriter's over allotment option is exercised in full) the Sellers may deliver to holders of the DECS at the Exchange Date.

Dilution Adjustments; Stockholder Rights

     The number of shares of Common Stock that Holders are entitled to receive at the termination of the Trust is subject to adjustment for certain events arising from stock splits and combinations, stock dividends and certain other actions of the Company that modify its capital structure. See "Investment Objectives and Policies--The Contracts--Dilution Adjustments; Reorganization Events." Such number of shares to be received by Holders may not be adjusted for other events, such as offerings of Common Stock for cash or in connection with acquisitions, that may adversely affect the price of the Common Stock and, because of the relationship of the number of shares of Common Stock to be received pursuant to the Contracts to the price of the Common Stock, such other events may adversely affect the trading price of the DECS. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of, or that major shareholders will not sell any, Common Stock in the future, or as to the amount of any such offerings or sales. In addition, until the receipt of the Common Stock by Holders as a result of the exchange of the DECS for the Common Stock, Holders will not be entitled to any rights with respect to the Common Stock (including without limitation voting rights and the rights to receive any dividends or other distributions in respect thereof).

Trading Value; Listing

     The DECS have no trading history, and it is not possible to predict how they will trade in the secondary market. The trading price of the DECS may vary considerably prior to the Exchange Date due to, among other things, fluctuations in the price of the Common Stock (which may occur due to changes in the Company's financial condition, results of operations or prospects, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the Common Stock is traded and the market segment of which the Company is a part) and fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control.

     The Underwriter currently intend, but are not obligated, to make a market in the DECS. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Holders of the DECS with liquidity of investment or that it will continue for the life of the DECS.

     Application will be made to list the DECS on the NYSE. Assuming the acceptance of such application, there can be no assurance that the DECS will not later be delisted or that trading in the DECS on the NYSE will not be suspended. In the event of a delisting or suspension of trading on such exchange, the Trust will apply for listing of the DECS on another national securities exchange or for quotation on another trading market. If the DECS are not listed or traded on any securities exchange or trading market, or if trading of the DECS is suspended, pricing information for the DECS may be more difficult to obtain, and the price and liquidity of the DECS may be adversely affected.

Net Asset Value

     The Trust is a newly organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust's net asset value will decrease. The Trust cannot predict whether the DECS will trade at, below or above their net asset value. The risk of purchasing investments that might trade at a discount is more pronounced for investors who wish to sell their investments in a relatively short period of time after completion of the Trust's initial public offering because for those investors realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The DECS are not subject to redemption.

Non-Diversified Status

     The Trust is considered non-diversified under the Investment Company Act, which means that the Trust is not limited in the proportion of its assets that may be invested in the obligations of a single issuer. Because the only securities held or received by the Trust will be U.S. Treasury securities and the Contracts or other assets consistent with the terms of the Contracts, the Trust may be subject to greater risk than would be the case for an investment company with more diversified investments.

                         NET ASSET VALUE

     The net asset value of the portfolio will be calculated by the Administrator no less frequently than quarterly by dividing the value of the net assets of the Trust (the value of its assets less its liabilities) by the total number of DECS outstanding. The Trust's net asset value will be published semi-annually as part of the Trust's semi-annual report to Holders and at such other times as the Trustees may determine. The U.S. Treasury securities held by the Trust will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the Trustees. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest to be received. The Contracts will be valued at the mean of the bid prices received by the Trust from at least three independent broker-dealer firms unaffiliated with the Trust who are in the business of making bids on financial instruments similar to the Contracts and with terms comparable thereto.

                     DESCRIPTION OF THE DECS

     Each DECS represents an equal proportional interest in the Trust. Upon liquidation of the Trust, Holders are entitled to share pro rata in the net assets of the Trust available for distribution. DECS have no preemptive, redemption or conversion rights. The DECS, when issued and outstanding, will be fully paid and nonassessable.

     Holders are entitled to one vote for each DECS held on all matters to be voted on by Holders and are not able to cumulate their votes in the election of Trustees. The Trustees of the Trust have been selected initially by Salomon Brothers Inc as the initial Holder of the Trust. The Trust intends to hold annual meetings as required by the rules of the NYSE. The Holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding DECS, to remove a Trustee. The Trustees will call a meeting of Holders to vote on the removal of a Trustee upon the written request of the record Holders of 10% of the DECS or to vote on other matters upon the written request of the record Holders of 51% of the DECS (unless substantially the same matter was voted on during the preceding 12 months).

Book-Entry System

     The DECS will be issued in the form of one or more global securities (the "Global Securities") deposited with The
Depository Trust Company (the "Depositary") and registered in the name of a nominee of the Depositary.

     The Depositary has advised the Trust and the Underwriter as follows: The Depositary is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. The Depositary was created to hold securities of persons who have accounts with the Depositary ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

     Upon the issuance of a Global Security, the Depositary or its nominee will credit the respective DECS represented by such Global Security to the accounts of participants. The accounts to be credited shall be designated by the Underwriter. Ownership of beneficial interests in such Global Securities will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Securities will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary or its nominee for such Global Securities. Ownership of beneficial interests in such Global Securities by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

     So long as the Depositary for a Global Security, or its nominee, is the registered owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the DECS. Except as set forth below, owners of beneficial interests in such Global Securities will not be entitled to have the DECS registered in their names and will not receive or be entitled to receive physical delivery of the DECS in definitive form and will not be considered the owners or holders thereof.

     Shares of Common Stock or other consideration deliverable on exchange of, and any quarterly distributions on, DECS registered in the name of or held by the Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the Trust, any Trustee, the Paying Agent, the Administrator or the Custodian for the DECS will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     The Trust expects that the Depositary, upon receipt of any payment in respect of a permanent Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of the Depositary. The Trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

     A Global Security may not be transferred except as a whole by the Depositary to a nominee or a successor of the Depositary. If the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Trust within ninety days, the Trust will issue DECS in definitive registered form in exchange for the Global Security representing such DECS. In addition, the Trust may at any time and in its sole discretion determine not to have any DECS represented by one or more Global Securities and, in such extent, will issue DECS in definitive form in exchange for all of the Global Securities representing the DECS. Further, if the Trust so specifies with respect to the DECS, an owner of a beneficial interest in a Global Security representing DECS may, on terms acceptable to the Trust and the Depositary for such Global Security, receive DECS in definitive form. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of DECS represented by such Global Security equal in number to that represented by such beneficial interest and to have such DECS registered in its name.

           MANAGEMENT AND ADMINISTRATION OF THE TRUST

Trustees

     The Trust will be internally managed by three Trustees and will not have an investment adviser. Under the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the Trust. It is a fundamental policy of the Trust that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to their respective maturities.

     The names of the persons who have been elected by Salomon Brothers Inc, the initial Holder of the Trust, and who will serve as the Trustees are set forth below. The positions and the principal occupations of the individual Trustees during the past five years are also set forth below.

                                             Principal
     Name, Age and                           Occupation During
     Address                  Title          Past Five Years




     Each Trustee who is not a director, officer or employee of any Underwriter or the Administrator, or of any affiliate thereof, will be paid by Salomon, on behalf of the Trust, in respect of its annual fee and anticipated out-of-pocket expenses,
a one-time, up-front fee of $           .  The Trust's Managing
Trustee will also receive an additional up-front fee of
$            for serving in that capacity.  The Trustees will not
receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the Trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

Administrator

     The day-to-day affairs of the Trust will be managed by
                , as Trust Administrator pursuant to an
Administration Agreement. Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, the duties to:
(i) receive invoices for and pay, or cause to be paid, all expenses incurred by the Trust; (ii) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust); (iii) instruct the Paying Agent to pay distributions on DECS as described herein; (iv) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the Trust; (v) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Trust; and (vi) make all necessary arrangements with respect to meetings of Trustees and any meetings of holders of DECS. The Administrator will not, however, select the independent public accountants for the Trust or sell or otherwise dispose of the Trust assets (except in connection with an acceleration of the Contracts, or the settlement of the Contracts at the Exchange Date, and upon termination of the Trust).

     The Administration Agreement may be terminated by either the Trust or the Administrator upon 60 days' prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

     Except for its roles as Administrator, custodian, paying agent, registrar and transfer agent of the Trust, and except for its role as Collateral Agent under the Collateral Agreements, has no other affiliation with, and is not engaged in any other transactions with, the Trust.

     The address of the Administrator is
                                        .

Custodian

     The Trust's custodian (the "Custodian") is pursuant to a custodian agreement (the "Custodian Agreement").
In the event of any termination of the Custodian Agreement by the Trust or the resignation of the Custodian, the Trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the Custodian Agreement. Pursuant to the Custodian Agreement, all net cash received by the Trust will be invested by the Custodian in short-term U.S. Government securities maturing on or shortly before the next quarterly distribution date. The Custodian will also act as Collateral Agent under the Collateral Agreement and will hold a perfected security interest in the Common Stock and U.S. Government obligations or other assets consistent with the terms of the Contracts.

Paying Agent

     The transfer agent, registrar and paying agent (the "Paying
Agent") for the DECS is                  pursuant to a paying
agent agreement (the "Paying Agent Agreement").   In the event of
any termination of the Paying Agent Agreement by the Trust or the resignation of the Paying Agent, the Trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

Indemnification

     The Trust will indemnify each Trustee, the Administrator, the Custodian and the Paying Agent with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) which it may incur in acting as Trustee, Administrator, Custodian or Paying Agent, as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. Salomon has agreed to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. Salomon will in turn be reimbursed by the Sellers for all such reimbursements paid by it.

Distributions

     The Trust intends to distribute to Holders on a quarterly basis the proceeds of the U.S. Treasury securities held by the Trust. The first distribution, reflecting the Trust's operations
from the date of the offering, will be made on             , 1996
to Holders of record as of               , 1995.  Thereafter,
distributions will be made on        ,        ,         and
        or, if any such date is not a Business Day, on the next succeeding Business Day, of each year to Holders of record as of
each          ,          ,           and         , respectively.
Upon termination of the Trust as described in "Investment Objectives and Policies--Trust Termination," each Holder will receive any remaining net assets of the Trust.

Estimated Expenses

     Salomon will pay at the Trust's inception to each of the Administrator, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of its fee and, in the case of the Administrator, anticipated expenses of the Trust over the term of the Trust. The anticipated Trust expenses to be borne by the Administrator include, among other things, expenses for legal and independent accountants' services, costs of printing proxies, DECS certificates and Holder reports, expenses of the Trustees, fidelity bond coverage, stock exchange listing fees and expenses of qualifying the DECS for sale in the various states. The aggregate of the one-time, up-front payments
described above will be in the amount of $        .  Salomon will
also pay estimated organization costs of the Trust in the amount
of $          and estimated costs of the Trust in connection with
the initial registration and public offering of the DECS in the
amount of $         at the closing of the offering.

     The amount payable to the Administrator in respect of ongoing expenses of the Trust was determined based on estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. There cannot, however, be any assurance that actual operating expenses of the Trust will not be substantially more than this amount. Any excess expenses will be paid by Salomon or, in the event of its failure to pay such amounts, the Sellers, or, in the event of the failure of either Salomon or the Sellers to pay such amounts, the Trust. Salomon will be reimbursed by the Sellers for all fees and expenses of the Trust paid by it.

     CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     The following is a summary of the principal U.S. federal income tax consequences that may be relevant to a holder of a DECS that is a citizen or resident of the United States, a corporation, partnership or other entity created or organized under the laws of the United States, an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source (a "U.S. person") or a holder that is otherwise subject to U.S. federal income taxation on a net income basis in respect of a DECS (such a holder and any U.S. person, a "U.S. Holder"). The discussion below is based on the advise of Cleary, Gottlieb, Steen & Hamilton.

     This summary is based on the U.S. federal income tax laws, regulations, rulings and decisions now in effect, all of which are subject to change. Except to the extent discussed below under "Non-United States Persons," this summary deals only with U.S. Holders will hold DECS as capital assets. This summary deals only with initial Holders and does not address tax considerations applicable to investors that may be subject to special tax rules, such as banks, insurance companies, dealers in securities, persons that will hold DECS as a position in a "straddle" for tax purposes or as a part of a "synthetic security" or a "conversion transaction" or other integrated investment comprised of a DECS and one or more other investments, or persons that have a functional currency other than the U.S. dollar. It does not include any description of the tax laws of any state or local governments or of any foreign government that may be applicable to the DECS or to the Holders thereof. It also does not discuss the tax consequences of the ownership of the Common Stock or Marketable Common Stock. Prospective purchasers of DECS are urged to review the discussion under "Taxation in the accompanying prospectus of the Company concerning the federal income tax consequences of an investment in the Common Stock,
which is based upon the opinion of                        .
INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS IN DETERMINING THE TAX CONSEQUENCES TO THEM OF HOLDING DECS, INCLUDING THE APPLICATION TO THEIR PARTICULAR SITUATION OF THE U.S. FEDERAL INCOME TAX CONSIDERATIONS DISCUSSED BELOW, AS WELL AS THE APPLICATION OF STATE, LOCAL OR OTHER TAX LAWS.

     There are no regulations, published rulings or judicial decisions addressing the characterization for federal income tax purposes of securities with terms substantially the same as the DECS. The Trust intends to treat a DECS for U.S. federal income tax purposes as a beneficial interest in a trust that holds zero-coupon U.S. Treasury securities and Contracts, and to report Holders' income to the Internal Revenue Service in accordance with this treatment. Under this approach, the tax consequences of holding a DECS will be as described below. However, prospective investors in the DECS should be aware that the Internal Revenue Service might take a different view as to the proper characterization of the DECS and of the tax consequences to a Holder.

Tax Status of the Trust

     The Trust will be taxable as a grantor trust for federal income tax purposes, and income received by the Trust will be treated as income of the Holders in the manner set forth below.

Tax Consequences to United States Holders

     Tax Basis of the U.S. Treasury Securities and the Contracts. Each Holder will be considered the owner of its pro rata portion of the zero-coupon U.S. Treasury securities and the Contracts in the Trust. The cost to the Holder of its DECS will be allocated among the Holder's pro rata portion of the U.S. Treasury securities and the Contracts (in proportion to the fair market values thereof on the date on which the Holder acquires its DECS) in order to determine the Holder's tax bases. It is currently anticipated that % and % of the net proceeds of the offering will be used by the Trust to purchase the U.S. Treasury securities and as payments under the Contracts, respectively.

     Recognition of Original Issue Discount on the U.S. Treasury Securities. The U.S. Treasury securities in the Trust will consist of zero-coupon U.S. Treasury securities. A Holder will be required to treat its pro rata portion of each U.S. Treasury security in the Trust as a bond that was originally issued on the date the Holder purchased its DECS and at an original issue discount equal to the excess of the Holder's pro rata portion of the amounts payable on such U.S. Treasury security over the Holder's tax basis therefor as discussed above. The Holder (whether on the cash or accrual method of tax accounting) is required to include original issue discount (other than original issue discount on short-term U.S. Treasury securities as defined below) in income for federal income tax purposes as it accrues, in accordance with a constant yield method, prior to the receipt of cash attributable to such income. Because it is expected that more than 20% of the Holders will be accrual basis taxpayers, original issue discount on any short-term U.S. Treasury security (i.e., any U.S. Treasury security with a maturity of one year or less from the date it is purchased) held by the Trust will also be required to be included in income by the Holders as it is accrued. Unless a Holder elects to accrue the original issue discount on a short-term U.S. Treasury security according to a constant yield method based on daily compounding, such original issue discount will be accrued on a straight-line basis. The Holder's tax basis in a U.S. Treasury security will be increased by the amount of any original issue discount included in income by the Holder with respect to such U.S. Treasury security.

     Treatment of the Contracts. Each Holder will be treated as having entered into a pro rata portion of the Contracts and, at the Exchange Date, as having received a pro rata portion of the Common Stock (or cash, Marketable Common Stock or a combination thereof) delivered to the Trust. Under existing law, a Holder will not recognize income, gain or loss upon entry into the Contracts. A Holder will not be required under existing law to include in income additional amounts over the term of the Contracts.

     The Internal Revenue Service may contend that a DECS should be characterized for federal income tax purposes in a manner different from the approach described above. For example, the Internal Revenue Service might assert that a Holder should include in income over the term of the Contracts additional amounts which together with the original issue discount on such Holder's pro rata portion of the U.S. Treasury securities should not exceed the aggregate amount of the quarterly cash distributions to such Holder.

     Sale of the DECS. Upon a sale of all or some of a Holder's DECS, a Holder will be treated as having sold its pro rata portion of the U.S. Treasury securities and the Contracts underlying the DECS. The selling Holder will recognize gain or loss equal to the difference between the amount realized and the Holder's aggregate tax bases in its pro rata portion of the U.S. Treasury securities and the Contracts. Any gain or loss will be long-term capital gain or loss if the Holder has held the DECS for more than one year. The distinction between capital gain or loss and ordinary income or loss is important for purposes of the limitations on a Holder's ability to offset capital losses against ordinary income. In addition, certain individuals are subject to taxation at a reduced rate on long-term capital gains.

     Distribution of the Common Stock. The delivery of Common Stock to the Trust pursuant to the Contracts will not be taxable to the Holders. The distribution of Common Stock upon the termination of the Trust will not be taxable to the Holders. A Holder will have taxable gain or loss upon receipt of cash in lieu of fractional shares of Common Stock distributed upon termination of the Trust. Each Holder's aggregate basis in its shares of Common Stock will be equal to its basis in its pro rata portion of the Contracts less the portion of such basis allocable to any fractional shares of Common Stock for which cash is received.

     Distribution of Cash or Marketable Common Stock. If as a result of a Reorganization Event, cash, Marketable Common Stock, or a combination of cash and Marketable Common Stock is delivered pursuant to the Contracts, a Holder will have taxable gain or loss upon receipt equal to the difference between the amount of cash received, including cash received in lieu of fractional shares of Marketable Common Stock, and its basis in its pro rata portion of the Contracts allocable to any shares of Common Stock for which such cash or fractional shares of Marketable Common Stock were received. Any gain or loss will be capital gain or loss, and if the Holder has held the DECS for more than one year, such gain or loss will be long-term capital gain or loss. A Holder's basis in any Marketable Common Stock received will be equal to its basis in its pro rata portion of the Contracts less the portion of such basis allocable to any shares of Common Stock for which cash or fractional shares of Marketable Common Stock were received. See "Investment Objectives and Policies -- The Contracts."

     Fees and Expenses of the Trust. A Holder's pro rata portion of the expenses in connection with the organization of the Trust, underwriting discounts and commissions and other offering expenses should be includable in the cost to the Holder of the DECS. However, there can be no assurance that the Internal Revenue Service will not take a contrary view. If the Internal Revenue Service were to prevail in treating such expenses as excludable from the Holder's cost of the DECS, such expenses would not be includable in the basis of the assets of the Trust and should instead be amortizable and deductible over the term of the Trust. If such expenses were treated as amortizable and deductible, an individual Holder who itemizes deductions would be entitled to amortize and deduct (subject to any other applicable limitations on itemized deductions) such expenses over the term of the Trust only to the extent that such amortized annual expenses together with such Holder's other miscellaneous deductions exceeds 2% of such Holder's adjusted gross income.

Non-United States Persons

     In the case of a Holder of the DECS that is not a U.S. person, payments made with respect to the DECS will not be subject to U.S. withholding tax, provided that such Holder complies with applicable certification requirements (including in general the furnishing of an Internal Revenue Service Form W-8 or a substitute form). Any capital gain realized upon the sale or other disposition of the DECS by a Holder that is not a U.S. person will generally not be subject to U.S. federal income tax if (i) such gain is not effectively connected with a U.S. trade or business of such Holder and (ii) in the case of an individual, such individual is not present in the United States for 183 days or more in the taxable year of the sale or other disposition or the gain is not attributable to a fixed place of business maintained by such individual in the United States.

Backup Withholding and Information Reporting

     A Holder of a DECS may be subject to information reporting and to backup withholding at a rate of 31 percent of certain amounts paid to the Holder unless such Holder (a) is a corporation or comes within certain other exempt categories and, when required, provides proof of such exemption or (b) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. Information reporting and backup withholding do not apply to payments made to a Holder of a DECS that is not a U.S. person if the beneficial owner of the DECS certifies as to its non-U.S. status or otherwise establishes an exemption, provided that the Trust or its agent does not have actual knowledge that the Holder is a U.S. person.

     Payment of the proceeds from the sale of a DECS to or through a foreign office of a broker will not be subject to information reporting or backup withholding, except that if the broker is a U.S. person, a controlled foreign corporation for U.S. tax purposes or a foreign person 50 percent or more of whose gross income from all sources for the three-year period ending with the close of its taxable year preceding the payment was effectively connected with a U.S. trade or business, information
reporting may apply to such payments.   Payment of the proceeds
from a sale of a DECS to or through the U.S. office of a broker is subject to information reporting and backup withholding unless the Holder or beneficial owner certifies as to its non-U.S. status or otherwise establishes an exemption from information reporting and backup withholding.

     Any amounts withheld under the backup withholding rules are not an additional tax and may be credited against the U.S.
Holder's U.S. federal income tax liability, provided that the required information is furnished to the Internal Revenue
Service.

                          UNDERWRITING

     Subject to the terms and conditions set forth in the Underwriting Agreement (the "Underwriting Agreement") among the
Trust, the Company, each of the Sellers and Salomon Brothers Inc, the Trust has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase the number of DECS set forth below:

     Underwriter                          Number of DECS

     Salomon Brothers Inc. . . . . . . .



     In the Underwriting Agreement, the Underwriter has agreed, subject to the terms and conditions set forth therein, that the obligations of the Underwriter are subject to certain conditions precedent and that the Underwriter will be obligated to purchase all the DECS offered hereby if any of the DECS are purchased.

     The Underwriter proposes to offer the DECS directly to the public initially at the public offering price set forth on the cover of this Prospectus, and to certain dealers at such price
less a concession not in excess of $       per DECS.  The
Underwriter may allow, and such dealers may reallow, a concession
not in excess of $        per DECS to other dealers.  After the
initial public offering, such public offering price and such concession and reallowance may be changed.

     The Company, its directors and executive officers, and the Principal and Selling Shareholders listed under the caption "Principal and Selling Shareholders" in the prospectus of the Company attached hereto, including the Sellers, have agreed not to offer for sale, sell or contract to sell, or otherwise dispose of, or announce the offering of, without the prior written consent of the Underwriter, any shares of Common Stock or any securities convertible into or exchangeable for, or warrants to
acquire, Common Stock for a period of        days after the date
of this Prospectus; provided, however, that such restriction shall not effect the ability of (i) the Company or the Sellers to take any such actions in connection with the offering of the DECS made hereby or any exchange at the Exchange Date pursuant to the terms of the DECS or (ii) the Company to take any such actions in connection with any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the date of this Prospectus.

     The Trust has granted to the Underwriter an option, exercisable for a 30-day period after the date of this
Prospectus, to purchase up to an additional                  DECS
at the same price per DECS as the initial DECS to be purchased by the Underwriter. The Underwriter may exercise such option only for the purpose of covering over-allotments, if any, incurred in connection with the sale of the DECS offered hereby.

     The DECS will be a new issue of securities with no established trading market. The Underwriter intends to make a market in the DECS, subject to applicable laws and regulations. However, the Underwriter is not obligated to do so and any such market-making may be discontinued at any time at the sole discretion of the Underwriter without notice. Accordingly, no assurances can be given as to the liquidity of such market.

     The Underwriting Agreement provides that the Company and the Sellers have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriter may be required to make in respect thereof.

     The Underwriter has from time to time performed various investment banking and financial advisory services for the Company and its affiliates, for which customary compensation has been received.

                          LEGAL MATTERS

     Certain legal matters will be passed upon for the Trust and the Underwriter by Cleary, Gottlieb, Steen & Hamilton, New York, New York. Certain legal matters will be passed upon for the
Company and the Sellers by                 .  Certain legal
matters with respect to the Contracts will be passed upon for the
Sellers by                 .  Certain U.S. federal income tax
matters will be passed upon for the Company by                 .

                             EXPERTS

     The statement of assets, liabilities and capital included in
this Prospectus has been audited by                 , independent
auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.

                     ADDITIONAL INFORMATION

     The Trust has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the DECS offered hereby. Further information concerning the DECS and the Trust may be found in the Registration Statement, of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

                REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of DECS Trust

     In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the
financial position of DECS Trust (the "Trust") as of           ,
1995 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

New York, New York
               , 1995

                           DECS TRUST
               STATEMENT OF ASSETS AND LIABILITIES

                                     , 1995


ASSETS

Cash . . . . . . . . . . . . . . . . . . . . . . .  $
Deferred organization expenses (Note 1). . . . . .  $

Total Assets . . . . . . . . . . . . . . . . . . .  $

LIABILITIES

Organization expenses payable (Note 1) . . . . . .  $

SHAREHOLDERS' EQUITY . . . . . . . . . . . . . . .

DECS representing shares of beneficial
interest, $    par value,       share
authorized,           shares issued
and outstanding. . . . . . . . . . . . . . . . . .  $

Total liabilities and shareholders' equity . . . .  $

NET ASSETS . . . . . . . . . . . . . . . . . . . .  $

Net asset value per share. . . . . . . . . . . . .  $


Note 1.  Organization

     DEC Trust (the "Trust") was established as a Delaware business trust on November 21, 1995, and has had no operations to date other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as
amended, and the sale and issuance of        DECS for $        to
Salomon Brothers Inc ("Salomon"). The costs incurred in connection with the organization of the Trust and this offering will be paid by Salomon.

                                                       APPENDIX A


                      (Company Prospectus)


No dealer, salesperson or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Trust or the Underwriter. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Trust since the date hereof or that the information herein is correct as of any time subsequent to its date. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly. This Prospectus does not constitute an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation.

                       ------------------

Table of Contents
                                                       Page
                                                       ----

Prospectus Summary . . . . . . . . . . . . . . . .     3
Fees and Expenses. . . . . . . . . . . . . . . . .     7
The Trust. . . . . . . . . . . . . . . . . . . . .     8
Use of Proceeds. . . . . . . . . . . . . . . . . .     8
Investment Objectives and Policies . . . . . . . .     8
Investment Restrictions. . . . . . . . . . . . . .     15
Risk Factors Relating to DECS. . . . . . . . . . .     15
Net Asset Value. . . . . . . . . . . . . . . . . .     17
Description of the DECS. . . . . . . . . . . . . .     17
Management and Administration
 of the Trust. . . . . . . . . . . . . . . . . . .     19
Certain United States Federal
 Income Tax Considerations . . . . . . . . . . . .     21
Underwriting . . . . . . . . . . . . . . . . . . .     24
Legal Matters. . . . . . . . . . . . . . . . . . .     24
Experts. . . . . . . . . . . . . . . . . . . . . .     25
Additional Information . . . . . . . . . . . . . .     25
Report of Independent Accountants. . . . . . . . .     26
Statement of Assets and Liabilities. . . . . . . .     27
Appendix A . . . . . . . . . . . . . . . . . . . .     A-1
_____________

Until         , 1995, all dealers effecting transactions in the
DECS, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

1,000,000 DECS SM


DECS TRUST













Prospectus
Dated      ,


Salomon Brothers Inc

                             PART C
                        OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     1.   Financial Statements

     Part A  --  (i)     Report of Independent Accountants

                (ii)     Statement of Assets and Liabilities as
                    of         , 1995

     Part B  --   none

     2.   Exhibits

     (a)(1)    --   Declaration of Trust dated as of November 21,
                    1995
     (a)(2)    --   Certificate of Trust
     (b)       --   Not applicable
     (c)       --   Not applicable
     (d)(1)    --   Form of specimen certificate of DECS/*/
     (d)(2)    --   Portions of the Declaration of Trust defining
                    the rights of Holders of DECS/*/
     (e)       --   Not applicable
     (f)       --   Not applicable
     (g)       --   Not applicable
     (h)       --   Form of Underwriting Agreement/*/
     (i)       --   Not applicable
     (j)       --   Form of Custodian Agreement/*/
     (k)(1)    --   Form of Administration Agreement/*/
     (k)(2)    --   Form of Paying Agent Agreement/*/
     (k)(3)    --   Form of Purchase Contract/*/
     (l)       --   Opinion and Consent of Counsel to the
                    Trust/*/
     (m)       --   Not applicable
     (n)(1)    --   Tax Opinion of Counsel to the Trust (Consent
                    contained in Exhibit 2.1)/*/
     (n)(2)    --   Consent of Independent Public Accountants/*/
     (o)       --   Not applicable
     (p)       --   Form of Subscription Agreement/*/
     (q)       --   Not applicable
     (r)       --   Not applicable


/*/  To be filed by amendment.


Item 25.  Marketing Arrangements

          See Exhibit (h) to this Registration Statement.



Item 26.  Other Expenses of Issuance and Distribution

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees                                 $4,448.28
New York Stock Exchange listing fee                    *
Printing (other than certificates)                     *
Engraving and printing certificates                    *
Fees and expenses of qualification under state
   securities laws (including fees of counsel)         *
Accounting fees and expenses                           *
Legal fees and expenses                                *
NASD fees                                              *
Miscellaneous                                          *
Total                                             $    *


/*/     To be furnished by amendment.


Item 27.  Person Controlled by or under Common Control with
          Registrant

     The Trust will be internally managed and will not have an investment adviser. The information in the Prospectus under the caption "Management and Administration of the Trust" is incorporated herein by reference.


Item 28.  Number of Holders of Securities

     As of the effective date of this Registration Statement:

               Title of Class     Number of Record Holders
Shares of
beneficial
interest.....                                0


Item 29.  Indemnification

     The Underwriting Agreement (Exhibit (h) to this Registration
Statement) provides for indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 30.  Business and other Connections of Investment Adviser

     Not applicable.


Item 31.  Location of Accounts and Records

     The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of the Registrant, c/o Salomon Brothers Inc, Seven World Trade Center, New York, New
York 10048 and at the offices of                      , the
Registrant's Administrator, Custodian, paying agent, transfer agent and registrar. All other records so required to be maintained are maintained at the offices of the Registrant, c/o Salomon Brothers Inc, Seven World Trade Center, New York, New York 10048.


Item 32.  Management Services

     Not applicable.


Item 33.  Undertakings

     (a) The Registrant hereby undertakes to suspend the offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement or
(2) the net asset value per share increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (b) The Registrant hereby undertakes that (i) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; (ii) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.



                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 22nd day of November, 1995.

                              DECS TRUST
                              By:  /s/ Peter B. Blanton
                                 ---------------------------
                                    Peter B. Blanton,
                                     Trustee


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person, in the capacities and on the date indicated.


     Name              Title                  Date

/s/ Peter B. Blanton   Principal Executive    November 22, 1995
---------------------  Officer, Principal
Peter B. Blanton       Financial Officer,
                       Principal Accounting
                       Officer and Trustee

                          Exhibit Index

Exhibit     Name of Exhibit

(a)(1)      Declaration of Trust dated as of November 21, 1995
(a)(2)      Certificate of Trust
(b)         Not applicable
(c)         Not applicable
(d)(1)      Form of specimen certificate of DECS/*/
(d)(2) Portions of the Declaration of Trust defining the rights of Holders of DECS/*/
(e)         Not applicable
(f)         Not applicable
(g)         Not applicable
(h)         Form of Underwriting Agreement/*/
(i)         Not applicable
(j)         Form of Custodian Agreement/*/
(k)(1)      Form of Administration Agreement/*/
(k)(2)      Form of Paying Agent Agreement/*/
(k)(3)      Form of Purchase Contract/*/
(l)         Opinion and Consent of Counsel to the Trust/*/
(m)         Not applicable
(n)(1) Tax Opinion of Counsel to the Trust (Consent contained in Exhibit 2.1)/*/
(n)(2)      Consent of Independent Public Accountants/*/
(o)         Not applicable
(p)         Form of Subscription Agreement/*/
(q)         Not applicable
(r)         Not applicable

---------------

/*/  To be filed by amendment.